INVESTOR PRESENTATION

62 5.0X-6.0X 25%-35% $1.59-$1.64 3.5%-5.0% 4 10.3M 166K 78 95% 87%

6 96.1% $19.12 95% 7% 98.8% 91.4% 5.5x 28% $436M $0.86 3.2%

Southern CA San Antonio Austin Dallas/Fort Worth/ Arlington Houston Atlanta Tampa/Fort Myers Miami/Fort Lauderdale/ West Palm Beach Orlando Charlotte Raleigh / Durham DC Metro / Richmond 8

Aggregate dividends declared as a percentage of Core FFO = 53%1 21

• • • 22 $0.06 to $0.11 3.5% to 5.0% $1.59 to $1.64 $1.64 to $1.69

Paula J. Saban Thomas F. Glavin Scott A. Nelson Amanda Black Stuart Aitken Daniel J. (DJ) Busch Julian E. Whitehurst Michael A. Stein Smita Shah 6/9 5/9 6/9 6/9 89% 33% 57 7 yrs 25

29 Three Months Ended March 31 2023 2022 Income Minimum base rent $ 33,879 $ 32,124 Real estate tax recoveries 6,747 6,403 Common area maintenance, insurance, and other recoveries 5,875 5,627 Ground rent income 3,470 3,343 Short-term and other lease income 1,274 1,054 Provision for uncollectible billed rent and recoveries (282) (230) Reversal of uncollectible billed rent and recoveries 538 841 Other property income 255 267 Total income 51,756 49,429 Operating Expenses Property operating 8,337 7,563 Real estate taxes 7,580 7,141 Total operating expenses 15,917 14,704 Same Property NOI $ 35,839 $ 34,725 % Change over Prior Period 3.2%

30 Three Months Ended March 31 2023 2022 Net income $ 1,133 $ 9,501 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (447) 52 Equity in losses (earnings) of unconsolidated entities 663 (2,716) Interest expense, net 9,509 4,809 Loss on extinguishment of debt — 96 Depreciation and amortization 26,758 22,829 General and administrative 7,731 7,887 Other fee income (80) (754) Adjustments to NOI (a) (2,559) (3,872) NOI 42,708 37,832 NOI from other investment properties (6,869) (3,107) Same Property NOI $ 35,839 $ 34,725 (a) Adjustments to NOI include termination fee income and expense and GAAP Rent Adjustments.

31 Three Months Ended March 31 2023 2022 Net income $ 1,133 $ 9,501 Interest expense, net 9,509 4,809 Income tax expense 126 82 Depreciation and amortization 26,758 22,829 Unconsolidated joint venture adjustments (a) 423 2,260 EBITDA 37,949 39,481 Adjustments to reconcile to Adjusted EBITDA Loss on debt extinguishment — 96 Non-operating income and expense, net (b) 865 (94) Other leasing adjustments (c) (2,425) (3,704) Unconsolidated joint venture adjusting items, net (d) (172) (1,924) Adjusted EBITDA $ 36,217 $ 33,855 (a) Represents our share of depreciation, amortization, interest expense, net, and income tax expense related to IAGM. (b) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as basis difference recognition arising from acquiring the four remaining properties of our joint venture, and miscellaneous and settlement income. (c) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments. (d) Represents our share of loss on extinguishment of debt, amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and non- operating income and expense, net, related to IAGM.

32 Three Months Ended March 31 2023 2022 Net income $ 1,133 $ 9,501 Depreciation and amortization related to investment properties 26,543 22,622 Unconsolidated joint venture adjustments (a) 342 (465) NAREIT FFO Applicable to Common Shares and Dilutive Securities 28,018 31,658 Amortization of above and below-market leases and lease inducements, net (1,516) (2,547) Straight-line rent adjustments, net (909) (1,157) Adjusting items, net (b) 1,934 873 Unconsolidated joint venture adjusting items, net (c) (156) 194 Core FFO Applicable to Common Shares and Dilutive Securities $ 27,371 $ 29,021 Weighted average common shares outstanding - basic 67,508,641 67,354,717 Dilutive effect of unvested restricted shares (d) 145,883 221,321 Weighted average common shares outstanding - diluted 67,654,524 67,576,038 NAREIT FFO Applicable to Common Shares and Dilutive Securities per share $ 0.41 $ 0.47 Core FFO Applicable to Common Shares and Dilutive Securities per share $ 0.40 $ 0.43 (a) Represents our share of depreciation, amortization and gain on sale related to investment properties held in IAGM. (b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of our joint venture, and miscellaneous and settlement income. (c) Represents our share of amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM. (d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

33 The following table provides a reconciliation of the range of the Company's 2023 estimated net income per diluted share to estimated NAREIT FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income $ 0.06 $ 0.11 Depreciation and amortization related to investment properties 1.58 1.58 NAREIT FFO Applicable to Common Shares and Dilutive Securities 1.64 1.69 Amortization of market-lease intangibles and inducements, net (0.06) (0.06) Straight-line rent adjustments, net (0.04) (0.04) Adjusting items, net (a) 0.05 0.05 Core FFO Applicable to Common Shares and Dilutive Securities $ 1.59 $ 1.64 (a) Adjusting items, net, are primarily amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of our joint venture, and miscellaneous and settlement income. The Company does not provide a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income within this press release because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to our results.

INVENTRUST PROPERTIES CORP. (IVT) Investor Presentation IVT’s Quarter Supplemental IVT’S Complete 2021 ESG Report Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510